UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2016

Packaging Corporation of America

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1955 West Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 17, 2016, Packaging Corporation of America held its 2016 Annual Meeting of Stockholders, at which the following proposals were voted upon and approved by PCA’s stockholders:

(a)	Election of Directors. Each of the following nominees for directors was elected to serve through the 2017 Annual Meeting of Stockholders. Votes for, votes against, abstentions and broker non-votes, by nominee, were as follows:

Nominee	For	Against	Abstain	Broker Non-Vote
Mark W. Kowlzan	78,497,569	3,279,484	333,456	5,511,461
Cheryl K. Beebe	81,956,131	110,479	43,899	5,511,461
Duane C. Farrington	81,947,105	118,130	45,274	5,511,461
Hasan Jameel	81,921,668	136,874	51,967	5,511,461
Robert C. Lyons	81,946,201	118,550	45,758	5,511,461
Thomas P. Maurer	81,937,929	127,453	45,127	5,511,461
Samuel M. Mencoff	81,297,876	767,340	45,293	5,511,461
Roger B. Porter	80,805,908	1,260,349	44,352	5,511,461
Thomas S. Souleles	81,817,780	246,841	45,888	5,511,461
Paul T. Stecko	80,356,986	1,713,280	40,243	5,511,461
James D. Woodrum	81,793,697	272,792	44,020	5,511,461

(b)	The stockholders approved our executive compensation on a non-binding advisory basis. The voting results were as follows: 77,306,635 votes for; 4,445,377 votes against; 358,497 abstentions; and 5,511,461 broker non-votes.

(c)	The stockholders ratified the audit committee’s appointment of KPMG LLP as the independent registered public accounting firm to serve as PCA’s auditors for the year ending December 31, 2016. The voting results were as follows: 87,441,240 votes for; 56,645 votes against; and 124,085 abstentions.

Item 7.01. Regulation FD Disclosure.

The following information, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On May 18, 2016, Packaging Corporation of America announced that its Board of Directors had approved a regular quarterly cash dividend of $0.55 per share on its common stock. The quarterly dividend will be paid on July 15, 2016 to shareholders of record as of June 15, 2016. The press release is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(D)	Exhibits

99.1	Press Release dated May 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

By:	/s/ Kent A. Pflederer
Senior Vice President, General Counsel & Secretary

Date: May 19, 2016